Ivy Funds

Supplement dated October 30, 2015 to the

Ivy Emerging Markets Local Currency Debt Fund Prospectus

dated January 30, 2015

and as supplemented April 1, 2015

The following replaces the “Ivy Emerging Markets Local Currency Debt Fund” bullet point of the “The Management of the Fund — Management Fee” section on page 15:

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Ivy Emerging Markets Local Currency Debt Fund: 0.90% of net assets up to $1 billion; 0.85% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $5 billion; 0.75% of net assets over $5 billion and up to $10 billion; and 0.72% of net assets over $10 billion.

Supplement	Prospectus	1